SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 21, 2004

Main Street Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144

(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888

(Registrant’s Telephone Number, including Area Code)

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits

99.1                         Press Release of Registrant, dated July 21, 2004, announcing results for the quarter ended June 30, 2004.

99.2                         Supplemental Financial Tables prepared for use with the Press Release.

Item 12.  Results of Operations and Financial Condition.

On July 21, 2004 Main Street Banks, Inc. (the “Registrant”) announced financial results for the quarter ended June 30, 2004.  A copy of the press release announcing the Registrant’s results for the quarter ended June 30, 2004 is attached hereto as Exhibit 99.1.  Exhibit 99.2 contains supplemental financial tables that accompany the press release.

On July 21, 2004, the Registrant will hold an investor call and webcast to disclose financial results for the quarter ended June 30, 2004. The Supplemental Financial Tables for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 12.  All information in the Supplemental Financial Tables is presented as of the Press Release date and the Registrant does not assume any obligation to correct or update said information in the future.

The information set forth above, including the exhibits attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific references in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 21, 2004	MAIN STREET BANKS, INC.

	By:	/s/ Edward C. Milligan
Edward C. Milligan
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document

99.1	Press Release of Registrant, dated July 21, 2004, announcing results for the quarter ended June 30, 2004.

99.2	Supplemental Financial Tables prepared for use with the Press Release.